CBMG Research & Development Update

July 13, 2020

CBMG
Cellular Biomedicine Group

Safe Harbor

Statements in this presentation relating to plans, strategies, trends, specific activities, investments, and other statements that are not descriptions of historical facts, including our expectations regarding our immuno-oncology and regenerative medicine clinical trials, may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking information is inherently subject to risks and uncertainties, and actual results could differ materially from those currently anticipated due to a number of factors, which include any risks detailed from time to time in CBMG's reports filed with the Securities and Exchange Commission, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including risks regarding our ability to implement our plans, strategies and objectives for future operations, including our plan to configure part of our Shanghai facility with GE Healthcare's FlexFactory™ platform, our ability to execute on our obligations under the terms of our licensing and collaboration arrangement with Novartis, our ability to execute on proposed new products, services or development thereof, the results of our clinical research and development, regulatory infrastructure governing cell therapy and cellular biopharmaceuticals, our ability to enter into agreements with any necessary manufacturing, marketing and/or distribution partners for purposes of commercialization, our ability to seek intellectual property rights for our product candidates, uncertainty regarding competition in the industry in which we operate, overall market conditions, and the impact of the COVID-19 pandemic on our operations, including risks associated with the evolving COVID-19 pandemic and actions taken in response to it. Generally, forward-looking statements may be identified by terms such as "may," "will," "expects," "plans," "intends," "estimates," "potential," or "continue" or similar terms or the negative of these terms. These statements reflect CBMG's current views with respect to future events or to its future activities and involve known and unknown risks, uncertainties and other factors which may cause CBMG's actual activities, actions or achievements to be materially different from any future activities, actions or achievements expressed or implied by the forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. CBMG does not have any obligation to update these forward-looking statements other than as required by law.

This presentation is strictly intended to provide general information about our company and business. Neither this presentation nor any part hereof constitutes an offer of securities.

Agenda

- CEO Opening remarks
- Leading Immuno-oncology (IO) Pipeline Updates
- Leading Regenerative Medicine Pipeline Updates

CBMG Current Clinical Pipeline

	PRODUCT	INDICATION	PRECLINICAL	PHASE 1	PHASE 2
CAR-T	Anti-BCMA **CAR**	MM			
	Anti-BCMA, CD19 **BiCAR**	MM			
	Anti-CD20 **CAR**	R/R NHL			
TCR-T	Anti-CD19, CD20 **BiCAR**	NHL			
	AFP **TCR-T**	HCC			
TIL	**TIL1** (combo w/ anti-PD-1)	NSCLC			
	TIL2 (combo w/ anti-PD-1)	Solid Tumors			

MM = multiple myeloma
R/R = relapsed/refractory
NHL = non-Hodgkin lymphoma
ALL = acute lymphocytic leukemia
HCC = hepatocellular carcinoma
NSCLC = non-small cell lung cancer
TIL = tumor infiltrating lymphocytes
TIL1 = traditional TIL
TIL2 = neoantigen-reactive TIL

Immuno-oncology (IO)

- All IO clinical studies up to date are conducted through IIT (investigator initiated trial).
- Only selective programs will go through IND in US and China after IIT/POC (proof of concept) studies.
- Ex-China, CBMG may seek international collaboration.

	PRODUCT	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
haMPC	Re-Join® **(Auto.)**	KOA				
	AlloJoin® **(Allo.)**	KOA				

KOA = knee osteoarthritis
Auto. = autologous
Allo. = allogenic

Regenerative Medicine

- AlloJoin® and Re-Join® approved by CDE for Phase 2 clinical trial in 2019.

CBMG Core Strategy

CBMG
Cellular Biomedicine Group

Strive for Speedy Delivery of Quality Drugs to Patients

Develop Key Building Blocks:

- Relevant and strong RnD expertise in cell and gene therapies. Aim for potentially best in class and/or among first three to the market
- Translational medicine for target patient population selection & understanding drug MoA and clinical response
- A top tier, dynamic CMC function enables appropriate vein to vein time and improves commercial feasibility

Healthy Risk Taking, Quality *and* Speed:

- Take full advantage of the pros of IIT and IND in China to speed up POC readout
- Think and plan well ahead of time: resources, clinical development in China *vs.* rest of the world; prepare for scale, capacity, and differentiation
- CEO needs to be responsible and make timely decisions

Seeking BLA in China and Partnership in the US


Pre-clinical Research
GMP Manufacture
IND Submission
Clinical Development
China
NMPA Filing
Investigator Initiated Trial
(IIT)
Early Safety
& POC Readout
Positive Results
US IND Submission
Clinical Development
US
FDA Filing

Investigator Initiated Trial (IIT) in China

CBMG Cellular Biomedicine Group

- Only cell, gene and stem cell therapies are allowed to explore IIT path in China, and encouraged by both NMPA and NHC.
- The sponsor and PIs work together to obtain scientific board and IRB approval. The hospital then submits the trial information to NHC before enrolling patients.
- The IIT option is not allowed to be carried out independently by a non-Chinese entity according to Chinese regulations.
- IIT route allows quick POC readout and confirmation for decision making, saving substantial development time and cost.

Anti-BCMA CAR (C-CAR088) is the 2nd generation 4-1BB anti-BCMA CAR with Human scFv


L
VL
VH
TM
4-1 BB
ζ

- scFv of C-CAR088 specific target epitome cluster E3 in BCMA extra-cellular domain


1
10
20
30
40
54
S-S
S-S
S-S
MLQMAGQCSQNEYFDSLLHACIPCQLRCSSNTPPLTCQRYCNASVTNSVKGTNA
E1:1-7
N-terminal domain
E2:8-21
First disulfide bound defined domain
E3:24-41
Second (double) disulfide bound defined domain
E4:42-54
C-terminal extracellular domain

- Affinities of full-length antibody to human BCMA by Biacore analysis

Antibody	Human BCMA (KD nM)
BCMA-20	0.008

C-CAR088 Shows Robust *in vitro* Anti-tumor Activity

CBMG Cellular Biomedicine Group

Anti-BCMA CAR Expression



NT
Positive control
CBM.BCMA
0.16
50.1
63.8
BCMA CAR
CD3

BCMA Expression on Target Cells



NH929
NH929-BCMA+
MM.1S isotype control
MM.1S
99.0
1.00
44.1
55.9
99.1
0.90
61.0
39.0
BCMA

Cell Killing Assays



NH929
NH929-BCMA
MM.1S
%Cytotoxicity
100
75
50
25
0
1:1
5:1
10:1
20:1
40:1
Effector:Target
NT
Positive control
CBM.BCMA

C-CAR088 Shows Dose Dependent *in vivo* Anti-tumor Activity



Control
T cells
C-CAR088 2.5x10^6 cells
C-CAR088 5x10^6 cells
C-CAR088 10x10^6 cells
Tumor Volume (mm^3)
Days post injection
Percentage survival(%)
Control
T cells
C-CAR088 2.5x10^6cells
C-CAR088 5x10^6cells
C-CAR088 10x10^6cells

Phase I Study in R/R Multiple Myeloma (IIT)

CBMG
Cellular Biomedicine Group



C-CAR088
Manufacturing &QC
Apheresis
C-CAR088
infusion
Clinical monitoring and biomarker studies
ICF Screening
Baseline
assessment
-21d
-7d
-5d -4d -3d
Flu : 30 mg/m²/d
Cy : 300 mg/m²/d
Day 0
D4
D7
D10
W2
W3
W4
W8
W12
W16
W20
M6
M9
M12
First clinical response assessment

3+3 Dose Escalation

1×10^6/Kg → 3×10^6/Kg → 6×10^6/Kg → 9×10^6/Kg(TBD)

Key Eligibility Criteria:
- 18-75 years of age
- MM cells express BCMA
- Must have measurable MM
- ≥ 2 prior lines of therapy for MM, having received treatment with PI and IMiD
- Must have adequate hepatic, renal, cardiac and hematopoietic function

- **Safety Assessment** : Rate of dose limiting toxicities; Incidence and severity of treatment-emergent adverse events (CTCAE V5.0)
- **Efficacy Assessment** : IMWG 2016 ORR;DOR; PFS; OS
- **Exploratory**: CAR-T expansion and persistence

Study Status

Enrolled
N=25

Dosed
N=22

Evaluable for Clinical Response
N=17

Data cut-off date: June 15, 2020

Summary for C-CAR088

- In preclinical studies, C-CAR088 shows strong antitumor activity both *in vitro* & *in vivo*.
- No Grade 4 or higher CRS was observed in 17 patients. No Grade 2 or higher neurotoxicity and DLTs observed. Cytopenia mostly related to Cy/Flu lymphodepletion.
- 100% ORR in 17 patients. Best response including 5 CR; 9 VGPR; 3 PR.
- In the IIT study, dose dependence was observed based on PK profile. C-CAR088 was well tolerated in patients. We will evaluate the therapeutic index of more patients at 6×10^6 CAR+ cell/kg (high dose), and the DOR (duration of response).
- CBMG's proprietary culture formulation and manufacturing process (4-6 days) could potentially add a competitive edge over peer products.
- We plan to submit the early clinical data to a major conference by the end of the year.

In vitro and *in vivo* Activity of Anti-CD20-CD19 Bi-specific CAR (C-CAR039)

Cellular Biomedicine Group

C-CAR039 Structure



SP
Anti-CD20 scFv
linker
FMC63 scFv
linker
CD8 TM
4-1BB
CD3z

C-CAR039 cell activation and cytokine release after co-cultured with target cells



A
IFN-γ (pg/ml)
200000
150000
100000
50000
0
NT
C-CAR039
T cell only
K562
K562-CD19+
K562-CD20+
K562-CD19+20+
Raji



B
T cell only
K562
K562-CD19+
K562-CD20+
K562-CD19+20+
Raji
NT
C-CAR039
0.32
0.66
1.02
0.80
1.17
0.67
4.99
3.94
31.9
27.1
11.2
6.65
CD137
CD3

A. ELISA to detect the secretion level of IFN-γ in the co-culture supernatant

B. Flow cytometry to detect the up-regulated expression level of CD137 on the cell surface;

Cell Killing Experiment on Target Cell Lines



A
K562
Raji
NT
C-CAR039
K562-CD19+
K562-CD20+
K562-CD19+20+
%Cytotoxicity
Effector:Target
B
T cell only
K562
K562-CD19+
K562-CD20+
K562-CD19+20+
Raji
NT
C-CAR039
CD107a
CD8
CD3 gated

A. Detect the killing level of cells released by LDH after co-culture;

B. Up-regulated expression level of CD107a in cells after co-culture

In vivo anti tumor activity in NSG RAJI model



Luc activity
6.0×10¹⁰
4.0×10¹⁰
2.0×10¹⁰
1.0×10¹⁰
5.0×10⁰⁹
0
0
7
14
21
Days post T cell transfer
NT
TN-20LEU-19
C-CAR039

C-CAR039 Phase 1 Study in r/r B-NHL (IIT)

CBMG Cellular Biomedicine Group

Dose Escalation of CAR+ T Cells

$1.0x10^6$/Kg → $2.5x10^6$/Kg → $5.0x10^6$/Kg [range: ± 20% of the target dose]

Key Eligibility Criteria :

- 18-75 years of age
- r/r B-NHL including DLBCL,FL,MCL
- Either CD19 or CD20 positive disease
- No active CNS involvement


Initiate expansion cohort to determine RP2D
CBMG
Apheresis
CAR-T Manufacturing
QC
ICF Screenin g
Baseline assessment
-21d
-7d
-5d -4d -3d
D0
D4 D7 D10 W2 W3 W4 W8 W12 M6 M9 M12
Flu : 30mg/m²/d
Cy : 300mg/m²/d
CAR-T infusion

- **Safety Assessment**: Rate of dose limiting toxicities; Incidence and severity of treatment-emergent adverse events (CTCAE V5.0)
- **Efficacy Assessment**: The Lugano Classification 2014: ORR;DOR; PFS;OS

Summary for C-CAR039

- C-CAR039 is a novel bi-specific CAR-T, targeting both CD19 and CD20.
- C-CAR039 showed reactivity against both single positive and double positive tumors *in vitro* and *in vivo*, can potentially be the best-in-class of CAR-T cell therapies for B cell malignancies as it addresses the CD19 antigen loss by co-targeting CD20.
- As of June 15, 2020, the IIT study has enrolled 16 patients, with 10 patients infused. No Grade 3 or higher CRS was observed. No Grade 2 or higher neurotoxicity was observed. Cytopenia mostly related to Cy/Flu lymphodepletion.
- Observed encouraging early efficacy signal with limited number of evaluable patients.
- We plan to submit the early clinical data to a major conference by the end of the year.

Treating HCC with AFP TCR-T Therapy

CBMG
Cellular Biomedicine Group

- Alpha-fetoprotein (AFP) is being explored as a promising immunotherapy target due to its high expression in HCC and restricted expression in normal tissues.
- Nine independent TCRs from AFP specific T cells were selectively cloned.
- Exclusive global IP has been secured.
- A clinical lead TCR (C-TCR055) has been selected based on the balance of its activity and safety profile.
- An early phase clinical trial using T cells transduced with this TCR to treat HCC patients (NCT03971747) has been initiated.


204694_at
Normal Tissue
Fetal Liver
Fetal Lung
Tumor

AFP mRNA and protein expression in normal tissues and tumors

TCGA THE HUMAN PROTEIN ATLAS

CBMG Has Promising TCRs against AFP

CBMG
Cellular Biomedicine Group

Identified AFP specific TCRs by immunizing HLA-A2 transgenic AAD mice with AFP$_{158-166}$ (FMNKFIYEI)



A
Naive
AFP-Lv-primed
AFP158 peptide+
AFP158 peptide
AFP-Lv-prime+
AFP158 peptide
57.07%
0.02%
42.88%
0.03%
63.96%
0.55%
35.48%
0.01%
53.74%
0.01%
46.22%
0.04%
60.12%
11.28%
28.45%
0.15%
CD8
IFNg
% of CD8+IFNg+ of toal splenic T cells
Iv prime
Peptide

Selectively cloned nine independent TCRs from AFP specific lymphocytes

Hybridoma #	TCR Clone #	Chains	V	D	J	C
8D11	TCR1	TCRA-1	Trav7d-2		Traj30	C
		TCRB-1	Trbv13-1	AGTS	Trabj2-4	C2
1G8	TCR2	TCRA-2	Trav7d-2		Traj30	C
		TCRB-2	Trbv13-1	AGTS	Trbj2-4	C2
10A3	TCR3	TCRA-3	Trav7d-2		Traj12	C
		TCRB-3	Trbv13-1	AGTA	Trbj2-4	C2
2F6	TCR4	Identical to TCR-2				
6D9	TCR5	Identical to TCR-3				

Zhu et al. Hepatology 2018

Human AFP TCR-T Specifically Recognize HLA-A2^{+} Presented Epitope *in vitro* and *in vivo*

CBMG
Cellular Biomedicine Group



TCR expressing recombinant lv
EF1α promoter
α chain
P2A
β chain
AFP- HepG2
Huh7
AFP+ HepG2
E/T: 5/1
IFN-g(pg/ml)
1200
900
600
300
0
Mock
TCR1
TCR2
TCR3
HLA-A2+ primary human T cells transduced with TCR genes
% of killing
100
80
60
40
20
0
HLA-A2+ human primary T cells transduced with TCR genes
Mock-T
TCR-T
55.96%
0.30%
43.63%
0.11%
39.00%
13.27%
21.62%
26.11%
CD8
Tet158
D-4
D0
D1-30
NSG
HepG2
Monitor T cells & tumor
Mock-T Treated
TCR-T Treated
Tumor size (mm^3)
450
300
150
40
30
20
10
0
13 15 17 20 22 24 27 29 31 34
Day after tumor inoculation
% of tumor free mice
150
100
50
0
0 10 20 30 40
Days after tumor inoculation
in vivo anti-tumor activity of TCR2

Zhu et al. Hepatology 2018

No Reactivity of AFP TCR2 Detected to Human HLA-A*02:01 Primary Cells from Essential Organs



Donor A
Donor B
UT
TCR2
UT
TCR2
Hepatocyte a
Hepatocyte b
Huh7
HepG2
4-1BB
CD8
0.0
0.1
0.4
35.9
0.8
20.6



UT
TCR2
IFN-γ (ng/mL)
80
60
40
20
4
2
0
Hepatocyte a
Hepatocyte b
HepG2
Huh7
Hepatocyte a
Hepatocyte b
HepG2
Huh7
Donor A
Donor B

Cell type	HLA-A*02:01	IFN-γ release
Hepatocyte	+	No
Neuron	+	No
Astrocyte	+	No
Cardiomyocyte	+	No
Lung	+	No
Kidney	+	No
Endothelial	+	No

No Allo-reactivity of AFP TCR2 Detected for >90% Chinese HLA Serotypes


UT
TCR2
IFN-γ (ng/mL)
20
16
12
8
4
0
280599
1346-8358
1416-1337
DEM
FH10
FH19
FH28
FH35
FH56
KT17
LBF
LCK
LUCE
WUZH1
Huh7
HepG2

Type	# HLA serotypes tested (total # HLA in Chinese)	Percentage covered (Chinese)
HLA-A	13 (19)	97.98%
HLA-B	27 (34)	98.26%
HLA-C	12 (14)	99.89%


HLA-A
HLA-B
HLA-C
DRB1
DPA1
DPB1
DQA1
DQB1
tested
not tested

AFP TCR2 Displays No Cross-reactivity with Other Proteins in Human Genome by X-scan


FMNKFIYE
Pos 1
Pos 2
Pos 3
Pos 4
Pos 5
Pos 6
Pos 7
Pos 8
Pos 9
Mut/Wt ratio
1.5
1.0
0.5
0.4
0.2
0.0

>90% decrease of IFN-g release over amino acid replacement in $AFP_{158\text{-}166}$ indicates that position 4 and 5 are critical for AFP TCR2 activity


ENPP1
AFP
GAPDH
LUCE
HepG2
MB231
HLA-A*02:01 + + +


UT
TCR2
IFN-γ (ng/mL)
20
15
10
5
0
MB231
LUCE
HepG2
Huh7

ENPP1 is the only candidate in human genome potentially reactive to AFP TCR2. However, AFP TCR2 displayed no reactivity to ENPP1 expressing cells if AFP is not co-expressed in the same cells.

C-TCR055 Phase I Clinical Design

Dose Escalation Study, Dose Group 1: 5×10^7, Group 2: 5×10^8, Group 3: $2.5 - 10\times10^9$ T-CRT cells



Screening
Baseline
Treat-ment
Follow up
Liver Biopsy
C-TCR055 Production
Safety Assessments
- 4 W
- 3 W
- 5D -4D -3D -2D -1D D0
D4 D7 D10 W2 W3 W4 M2 M3 M4 M6 M8 M10 M12
Screening
Lymphodepetion
C-TCR055 Treatment
Post-treatment assessments
ICF
Leukapheresis after AFP test eligible
C-TCR055 infusion
Efficacy Assessments

Fludarabine 25mg/m²/d

Cyclophosphamide 500mg/m²/d

Key inclusion

- Clinical confirmed relapse or progression HCC
- Serum AFP >200 ng/mL, Liver AFP IHC:>=20% tumor cells positive, and <=5% non-tumor tissue positive;

Primary objective :

Safety: from C-TCR055 infusion till 12 month safety profile

Secondary objectives:

- Overall response rate ORR
- Duration of response, DOR
- PFS, OS
- C-TCR055 expansion and persistence

*TCR2 is the clinical lead, renamed as C-TCR055

Summary for C-TCR055

- C-TCR055 is CBMG's proprietary clinical lead of TCR-T which specifically recognizes the HLA-A*02:01 restricted $AFP_{158-166}$ peptide that is highly expressed in HCC and other solid tumors.
- Preclinical studies suggest that C-TCR055 has optimal anti-tumor activities and a good safety profile.
- CBMG is currently conducting IIT studies in unresectable HCC in China. Two patients have been dosed in a dose escalation study. Early clinical results show encouraging safety and PK/PD profile.

Development of TIL as a Treatment for Immunogenic Solid Cancers

- TIL therapy is a potent and well tolerated treatment for immunogenic cancers
- Multiple TIL manufacturing processes available
  - Traditional TIL (NCI)
  - Young TIL (fast TIL)
  - Neoantigen-reactive TIL (NCI, licensed by CBMG)
- Top potential indications in the US and China
  - Non-small cell lung cancer, stomach, esophagus, colorectal and head and neck cancer(s)
- Potential combination therapy with immune checkpoint inhibitors

Somatic mutation burden by cancer



Pilocytic astrocytoma
ALL
Medulloblastoma
AML
Kidney chromophobe
Thyroid
CLL
Neuroblastoma
Glioblastoma
Pancreas
Breast
Glioma low grade
Lymphoma B cell
Myeloma
Prostate
Ovary
Kidney papillary
Kidney clear cell
Liver
Uterus
Stomach
Head and neck
Cervix
Colorectum
Oesophagus
Lung small cell
Bladder
Lung adenocarcinoma
Lung squamous
Melanoma
Somatic mutation prevalence (number mutations per megabase)
1,000
100
10
1.0
0.1
0.01
0.001

Every dot represents a sample whereas the red horizontal lines are the median numbers of mutations in the respective cancer types. The vertical axis (log scaled) shows the number of mutations per megabase whereas the different cancer types are ordered on the horizontal axis based on their median numbers of somatic mutations. ALL, acute lymphoblastic leukemia; AML, acute myeloid leukemia; CLL, chronic lymphocytic leukemia. (Figure from ref. 11, Fig. 1.)

Nature Biotechnology 34, 1019–1024 (2016)

Benefits of TIL Technology

CBMG
Cellular Biomedicine Group

Challenges		TIL enables and enhances robust immune responses
Tumor heterogeneity, few overlaps of neo-antigens between patients	➡	TIL technology is based on a patient's own TIL, which naturally multivalent targeting antigens specific to patient's tumor.
Insufficient T-cell response: tumor micro-environment deactivates T-cells and inhibits their growth, so they are insufficient in number and potency to have an adequate immune response.	➡	**Enhancing T-cell number and potency** TIL isolated from a resected tumor are expanded to several billion cells ex vivo, enabling administration of potent, highly activated cells.
Immune suppression: proteins on the surface of tumor cells, such as PD-1 and CTLA4, inhibit T-cell response.	➡	**Controlling tumor micro-environment to reduce immune suppression by using anti-PD-1**
Suppressive influences of other type of cells.	➡	Patient is preconditioned to remove all suppressive influences prior to infusion of cultured TIL to enhance therapeutic outcome.

Lung Cancer TIL Study Design & Patient Deposition: r/r NSCLC Patients Post Nivolumab Treatment

CBMG
Cellular Biomedicine Group



Responders Group
If progression -> treat with TIL
Nivo Q4w
Select TIL & Freeze
PR/CR
PD/SD
PR/CR
Q6w x 1 yr
Screening
-67 -63 -49 -35 -21 -8 -7 -6 -5 -4 -3 -2 -1 0 1→6 14 28 56
Q4w x 1 yr
Tumor Harvest
Nivo
Cy / Flu
TIL
IL-2
Nivo
Nivo
32 Patients were screened
20 Patients were enrolled
20 Patients had TIL harvested
20 Patients received nivolumab
16 Patients received TIL
12 Patients were ineligible
4 Active brain metastases
3 DLCO <50%
2 Not lung cancer
2 EGFR mutant, TKI naive
1 Prior second cancer
4 Patients did not receive TIL
1 Still responding to nivolumab (ID 30)
1 Insufficient TIL growth (ID 12)
1 Decline in Performance Status (ID 26)
1 Lost insurance and transportation (ID 29)
12 Patients evaluable at Day +28. (ID 1, 2, 4, 5, 7, 8, 9, 14, 16, 25, 31, 32)
1 Patients still waiting for CT, at Day +2. (ID 33)
2 Patients stopped for toxicity, not evaluable at Day +28. (ID 13, 15)
1 Patient no measurable tumor pre-TIL, not RECIST evaluable. (ID 3)

Trial Procedures

- Resection of any accessible metastatic lesion for TIL manufacture.
- Nivolumab 240 mg IV q2 wks x 4 doses.
- If PR/clinical benefit†, then stay on nivolumab (No Cy/Flu/TIL).
- If PD or SD with enlarging/new lesions* after two serial CT scans, then lymphodepletion:
- Cyclophosphamide 60 mg/kg + mesna on Day -7, -6 then fludarabine 25 mg/m² Days -7 to -3;
- TIL infusion (≥20·10⁹ - 10¹⁰ CD3⁺ cells depending on growth) on Day 0;
- IL-2 (intermediate dose at 18 miU/m² over 6, 12, and 24 hrs then 4.5 miU/m² over 24 hrs x 3) on Days 1 – 6;
- Apheresis for functional studies and maintenance nivolumab 480 mg q4 wks Day +29 for up to 1 year.

Creelan B et al., ASCO 2020

TIL Therapy: Clinical Results in Advanced NSCLC Patients who Failed Nivolumab Therapy

Tumor response before and after TIL



Nivolumab
TIL, IL2
Time from first nivolumab (days)
% Change in Tumor Size vs Baseline
Remains on treatment
Off treatment
n = 15
TIL, IL2
Maintenance Nivolumab
PR or CR
PD
Treatment ongoing
Biopsy: fibrosis, no tumor
Time from TIL/IL2(days)
% Change in Tumor Size vs pre-TIL
n = 12

Summary

1. TIL can be produced in 95% (19/20) of NSCLC patients.
2. Durable responses were observed with TIL therapy.
   - BORR 30%
   - 2 CR ongoing, 1 PR, 2 uPR, and 1 uPR (this one is confirmed) ongoing awaiting next CT
   - 1 apparent pathological response despite radiographic 'pseudo' progression

Time to response



ID
Drive Onco
03 EGFR
08 --
14 --
16 --
09 --
25 EGFR
02 KRAS
01 CCDC
05 KRAS
04 CD74
07 EGFR
13 --
15 KRAS
31 KRAS
32 EGFR
33 EWSI
Trial outcome
Radiographic Response (uPR/PR/CR)
New lesion
Ongoing Trial
Data pending

OS after TIL



Alive: 11 of 16
Median OS: not reached
Survival post-TIL (%)
Time from TIL infusion (months)
At risk: 16 11 10 9 9 6 6 5 3 2

Creelan B et al., ASCO 2020

CBMG TIL Strategy

- Improve the next TIL clinical trial by addressing key issues from previous studies.
- Invest in TIL process development in both US and China.
- Sponsor and initiate TIL1 trial in the US in 2021 for stage IIIB and IV NSCLC patients (excluding EGFR mutation, ALK fusion) refractory to anti-PD1.
- CBMG's US Rockville, MD, facility will manufacture TIL1 to support **ALL** clinical trials in the US.

CBMG Current Clinical Pipeline

	PRODUCT	INDICATION	PRECLINICAL	PHASE 1	PHASE 2
CAR-T	Anti-BCMA **CAR**	MM	✓		
	Anti-BCMA, CD19 **BiCAR**	MM	✓		
	Anti-CD20 **CAR**	R/R NHL	✓		
TCR-T	Anti-CD19, CD20 **BiCAR**	NHL	✓		
	AFP **TCR-T**	HCC	✓		
TIL	**TIL1** (combo w/ anti-PD-1)	NSCLC			
	TIL2 (combo w/ anti-PD-1)	Solid Tumors			

MM = multiple myeloma
R/R = relapsed/refractory
NHL = non-Hodgkin lymphoma
ALL = acute lymphocytic leukemia
HCC = hepatocellular carcinoma
NSCLC = non-small cell lung cancer
TIL = tumor infiltrating lymphocytes
TIL1 = traditional TIL
TIL2 = neoantigen-reactive TIL

Immuno-oncology (IO)

- All IO clinical studies up to date are IIT (investigator initiated trial).
- After IIT/POC (proof of concept) studies, CBMG is selectively deciding to apply for IND in US and China and seeking international collaboration.

	PRODUCT	INDICATION	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
haMPC	Re-Join® **(Auto.)**	KOA	✓	✓		
	AlloJoin® **(Allo.)**	KOA	✓	✓		

KOA = knee osteoarthritis
Auto. = autologous
Allo. = allogenic

Regenerative Medicine

- AlloJoin® and Re-Join® approved by CDE for Phase 2 clinical trial in 2019.

AlloJoin® & Re-Join® Phase II trials approved in China


CBMG



	Pre-clinical	POC clinical	Phase I/II (*IITs)	Phase II/III
AlloJoin®				
Re-join®				

*IITs, investigator initiated trials

- ***AlloJoin® Phase II Trial*** kicked off in Q3 2019 and has enrolled patients in 6 hospitals.
  - ✓ **Study design**: Multi centers, Randomized, Double-blind, Controlled.
  - ✓ **Study cohorts**: Low dose, High dose and 0 dose (vehicle).
  - ✓ **Patient enrollment schedule**: Estimated 108 patients with KOA,K-L grade II-III.
  - ✓ **Injections**: 2 intra-articular injections at interval of 3 weeks in one treatment course, in total of 2 treatment courses at interval of 6 months.
  - ✓ **Primary Endpoint**: WOMAC score.
  - ✓ **Secondary Endpoint**: VAS pain score, SF-36 and MRI quantitative analysis of articular cartilage.
- ***Re-join® Phase II Trial*** will be delayed to kick off in Q4 2020 due to COVID-19. Study design is similar to AlloJoin®.

Brief of Re-Join® Early Clinical Studies (IITs)

CBMG
Cellular Biomedicine Group

- **Re-Join® IIT clinical studies on autologous haMPCs**
  - Approved by the Ethics Committee in Renji hospital of Shanghai Jiao Tong University
  - Conducted by CBMG clinical development team under the supervision of the new drug clinical trial institution and the medical affair department in Renji hospital.
  - Completed two IIT clinical studies, phase I/IIa and phase IIb, with 12 to 24 months post-treatment FLUP.
  - Results showed good safety and efficacy, including improved knee pain, stiffness and function, increased cartilage volume in whole knee joint. (Peer reviewed articles published)

- **Brief of Re-Join® phase I/IIa and IIb studies (IIT, Investigator initiates Trials)**

	CBMG-KOA-I/IIa	CBMG-KOA-IIb
Registration ID	NCT01809769	NCT02162693
Study Site	Renji Hospital, Shanghai Jiao Tong University	Renji Hospital, Shanghai Jiao Tong University
Patients (n)	18 pts	53 pts
Study Design	Single center/Dose-response	Double-blind/parallel controlled
Start Date	**Mar. 2013**	**Oct. 2013**
Completion Date	**Oct. 2013**	**Dec. 2015**
Study cohorts	One group: Autologous Adipose-Derived Mesenchymal Progenitor Cells	1. Re-Join® Autologous Adipose-Derived Mesenchymal Progenitor Cells 2. ARTZ@ Hyaluronate Acid


CBMG

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Saving Life
Revitalizing Life

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